AMENDMENT NO. 3 (WITH WAIVER) TO AMENDED AND RESTATED
                           CREDIT FACILITIES AGREEMENT

     This AMENDMENT NO. 3 (WITH WAIVER) TO AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Agreement") is entered into and effective as of June 23, 2006, by and among (1) Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc., and as successor by merger with Val Tech Computer Systems, Inc.), (2) Pomeroy Select Integration Solutions, Inc., (3) Pomeroy Select Advisory Services, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.), (4) Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc., and as successor by merger with TheLinc, LLC and as successor by merger with Micrologic Business Systems of K.C., LLC), (5) Pomeroy Computer Resources Holding Company, Inc., (6) Pomeroy Computer Resources Operations, LLP, (7) PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), (8) PCR Properties, LLC (formerly, prior to conversion, PCR Properties, Inc., and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.), (9) Alternative Resources Corporation, a Delaware corporation (as successor by merger with Pomeroy Acquisition Sub, Inc.), (10) ARC Service, Inc., a Delaware corporation, (11) ARC Staffing Management LLC, a Delaware limited liability company, (12) ARC Shared Services LLC, a Delaware limited liability company,
(13) ARC Technology Management LLC, a Delaware limited liability company, (14) ARC Solutions, Inc., a Delaware corporation, and (15) ARC Midholding, Inc., a Delaware corporation (collectively and separately referred to as, "Borrower" or "Borrowers"), and GE Commercial Distribution Finance Corporation, formerly known as Deutsche Financial Services Corporation ("GECDF"), as Administrative Agent, and GECDF and the other lenders listed on the signature pages hereto (and their respective successors and permitted assigns), as "Lenders" (the "Lenders").

                                    RECITALS:
                                    --------

A. Borrower, Administrative Agent and Lenders are party to that certain Amended and Restated Credit Facilities Agreement dated as of June 25, 2004, as amended by Amendment No. 1 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of March 31, 2006, and as amended by Amendment No. 2 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of April 13, 2006, as amended or modified from time to time (the "Loan Agreement").

B. Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    AGREEMENT
                                    ---------

     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Lenders hereby agree as follows:

1. DEFINITIONS. All references to the "Agreement" or the "Loan Agreement" in the Loan Agreement and in this Agreement shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by Borrower, Administrative Agent and the Lenders, and only if all of the documents listed on Exhibit A to this Agreement have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to Administrative Agent and the Lenders, and the Third Amendment Fee (as defined on Exhibit A) has been paid in same day funds. The Third Amendment Fee shall be paid solely to, and shared solely by, each of the Required Lenders who has executed this Amendment and delivered its signature to Administrative Agent on or before the date first written above, with the pro-rata shares of the Lenders being readjusted to take into account any Lender not executing this Amendment.

3. WAIVER OF DEFAULT. Borrower has notified Administrative Agent that Borrower has violated Section 13.13.2 of the Loan Agreement (Monthly Financial Statements) for the April 5, 2006 computation date in that Borrower did not deliver its compliance certificate for such computation date until May 24, 2006. Under Section 16.1.7 of the Loan Agreement, Borrower's violation of Section
13.13.2 of the Loan Agreement, constitutes an Event of Default (collectively, the "Subject Event of Default").

The Borrower has requested that the Required Lenders waive the Subject Event of Default. The Required Lenders hereby waive the Subject Event of Default.

The waiver contained in this Section 3 is specific in intent and is valid only for the specific purposes for which it is given. Nothing contained herein obligates Administrative Agent or any Lender to agree to any additional waivers of any provisions of any of the Loan Documents, including but not limited to
Section 13.13.2. The waiver contained in this Section is a waiver of the known Event of Default only, and shall not operate as a waiver of Administrative Agent's or any Lenders' right to exercise remedies resulting from (i) existing and/or continuing Defaults or Events of Default of which Administrative Agent or such Lender whether or not Administrative Agent or any Lender is actually aware of any such existing and/or continuing Defaults or Events of Default, or (ii) other future Defaults or Events of Default, whether or not of a similar nature and whether or not known to Administrative Agent or any Lender.

4.   AMENDMENT.THE  ORIGINAL  LOAN  AGREEMENT  IS  HEREBY  AMENDED  AS  FOLLOWS:

     4.1. BORROWING BASE. Section 3.1.4.4 is renumbered to "Section 3.1.4.5" and the following new Section 3.1.4.4. is hereby inserted into the Loan Agreement as follows:

     "3.1.4.4. SPECIAL RESERVE. Until the delivery by Borrower to Administrative Agent of a Compliance Certificate certifying that the ratio of Borrower's EBITDA calculated as of the day of the most recently ended fiscal quarter for the four fiscal quarter period then ended, to Fixed Charges, calculated as of the last day of such fiscal quarter for the four fiscal quarter period then ended, is 1.75 to 1.00 or greater and certifying that there is at such time no Existing Default, a reserve equal to the lesser of (i) $5,000,000, or (ii) beginning on June 6, 2006, the Monthly Amount for such fiscal month, and increasing thereafter on the first day of each fiscal month thereafter by the Monthly Amount for such fiscal month, provided, however, if Borrower provides (within fifteen (15) days following the end of a fiscal month) a certified statement from the President or Chief Financial Officer of Pomeroy IT Solutions, Inc. certifying that the aggregate amount of all direct or indirect acquisition or redemption of any outstanding stock or other equity interest in Pomeroy IT Solutions, Inc. during a completed fiscal month was less than Monthly Amount for such fiscal month, then the Monthly Amount reserve for such fiscal month shall be retroactively reduced (effective the first day of the fiscal month in which such certificate is provided) to the amount of such actual acquisitions and redemptions of any outstanding stock or other equity interest in Pomeroy IT Solutions, Inc. (1); minus"


--------------------
(1) By way of example only, if the actual amount of acquisitions and redemptions of any outstanding stock or other equity interest in Pomeroy IT Solutions, Inc. for fiscal June, 2006, was $1,240,000, but in fiscal July, 2006, the Monthly Amount was $1,240,000 but the actual amount of redemptions was $700,000 and Borrower provides a certified statement from the President or Chief Financial Officer of Pomeroy IT Solutions, Inc. in fiscal August, 2006 to such effect, then the reserve, effective August 6, 2006 would be $3,180,000.

     4.2. ELIGIBLE ACCOUNTS--BILL-AND-HOLD. Clause (x) of Section 3.1.5 of the Loan Agreement is deleted in its entirety and replaced with the following:

     "(x) any Account with respect to which the Account Debtor's obligation to pay the Account is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill and hold (unless (i) such sales on a bill-and-hold basis are subject to a written contract which expressly provides that the Account Debtor is obligated on the Account notwithstanding the fact that the Inventory has not been shipped to such Account Debtor, and (ii) if such Inventory subject to bill-and-hold is kept at premises owned or leased by Borrower, such Inventory subject to bill-and-hold is segregated from all Inventory of Borrower or any other Covered Person and clearly marked as being the property of such Account Debtor), guarantied sale, sale and return, sale on approval (except with respect to Accounts in connection with which Account Debtors are entitled to return Inventory solely on the basis of the quality of such Inventory) or consignment basis."

     4.3. CERTIFICATE OF MONTHLY AMOUNT. A new Section 13.14.11 is added to the Loan Agreement as follows:

     "13.14.11. No later than fifteen (15) days prior to the end of each fiscal month, a calculation of the Monthly Amount for the following fiscal month."

     4.4. EBITDA. The definition of "EBITDA" in Section 15.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

     ""EBITDA" means, for any period of calculation, an amount equal to (A) the sum of (i) Net Income, (ii) Interest Expense, (iii) income tax expense,
     (iv) depreciation expense, (v) amortization expense, and (vi) Restricted Stock & Stock Option Stock non-Cash Compensation costs required to be expensed per SFAS 123R, plus (B), the sum of (i) all nonrecurring losses, and (ii) all extraordinary losses not otherwise related to the continuing operations of the Borrower, minus (C) the sum of (i) all nonrecurring gains, and (ii) all extraordinary gains and income not otherwise related to the continuing operations of the Borrower."

     4.5.     FIXED  CHARGES.  For  all  reporting  periods after April 5, 2006,
Section 15.4 of the Loan Agreement is deleted in its entirety and replaced with the following:

     "15.4. MINIMUM FIXED CHARGE COVERAGE. Each Borrower covenants that the ratio of Borrower's EBITDA calculated as of the day of each fiscal quarter for the four fiscal quarter then ended, to Fixed Charges, calculated as of the last day of each fiscal quarter for the four fiscal quarter period then ended, shall be no less than the ratio specified below:

     -----------------------------------------------------------------------
     FOUR FISCAL QUARTER PERIOD
     ENDING ON THE FOLLOWING DATES:      MINIMUM FIXED CHARGE COVERAGE RATIO
     ----------------------------------  -----------------------------------
     July 5, 2006                        0.75:1.00
     ----------------------------------  -----------------------------------
     October 5, 2006                     1.50:1.00
     ----------------------------------  -----------------------------------
     January 5, 2007, and each April 5,  1.75:1.00"
     July 5, October 5 and January 5
     thereafter
     -----------------------------------------------------------------------

     4.6. DEFINITIONS. The following definitions are added in alphabetical order to Exhibit 2.1 to the Loan Agreement:

     "BLACKOUT DAYS means each Business Day on which Borrower is prohibited by applicable law, rule or regulation from acquiring, purchasing or repurchasing any of the outstanding stock or other equity interest of Pomeroy IT Solutions, Inc."

     "MONTHLY AMOUNT means, for any fiscal month, an amount equal to (i) $62,000 multiplied by (ii) the net result of (A) the number of Business
              --------------
     Days  in  such  fiscal  month minus (B) the number of Blackout Days in such
                                   -----
     fiscal  month."

5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Each Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) such Borrower's execution of this Agreement has been duly authorized by all requisite action of such Borrower; (ii) no consents are necessary from any third parties for such Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached to the Loan Agreement and attached hereto as Exhibit B, all of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Existing Default.

6. CUSTOMER IDENTIFICATION - USA PATRIOT ACT NOTICE. Administrative Agent and each Lender hereby notifies the Borrowers that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the "Act"), it is required to obtain, verify and record information that identifies the Borrowers and any Guarantor, which information includes the name and address of the Borrowers and any Guarantor and other information that will allow Administrative Agent and each Lender to identify the Borrowers and each Guarantor in accordance with the Act.

7. REAFFIRMATION. Each Borrower hereby represents, warrants, acknowledges and confirms that (i) except as specifically modified by the terms of this Agreement, the Loan Agreement and the other Loan Documents remain in full force and effect as amended by this Agreement, (ii) such Borrower has no defense to its obligations under the Loan Agreement and the other Loan Documents, and the Loan Obligations are due and owing to the Administrative Agent and the Lenders without setoff or counterclaim, (iii) the Security Interests of the Administrative Agent (held for the ratable benefit of the Lenders) under the Security Documents secure all the Loan Obligations, are reaffirmed in all respects, continue in full force and effect, have the same priority as before this Agreement, and are not impaired or extinguished in any respect by this Agreement, and (iv) such Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents and any such claim is hereby irrevocably waived and released and discharged forever. Until the Loan Obligations are paid in full in cash and all obligations and liabilities of each Borrower under this Agreement and the Loan Documents are performed and paid in full in cash, each Borrower agrees and covenants that they are respectively bound by the covenants and agreements set forth in the Loan Agreement, Loan Document and in this Agreement. The Borrowers hereby ratify and confirm the Loan Obligations. This Agreement does not create or constitute, and is not, a novation of the Loan Agreement and the other Loan Documents.

8. RELEASE. As a material part of the consideration for Administrative Agent and the Lenders entering into this Agreement, each Borrower, jointly and severally, for themselves and their officers, directors, employees and agents (collectively "Releasor") hereby forever releases, forever waives and forever discharges Administrative Agent, each Lender, and Administrative Agent's and each Lender's predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as "Administrative Agent and Lender Group"), jointly and severally, from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, and whether arising under, arising in connection with, or arising from, the Loan Agreement, and the other Loan Documents or otherwise, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Releasor may have or claim to, have against any of Administrative Agent and Lender Group.

9. GOVERNING LAW. This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

10. SECTION TITLES. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

11. FEES AND EXPENSES. Borrower shall promptly pay to Administrative Agent all fees, expenses and other amounts owing to Administrative Agent under the Loan Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable fees, costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement.

12. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

13. INCORPORATION BY REFERENCE. Administrative Agent, the Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference. This Agreement is a Loan Document.

14.  NOTICE-INSURANCE.
The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE

INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

15.  NOTICE-ORAL  COMMITMENTS  NOT  ENFORCEABLE.
The following notice is given pursuant to Sections 432.045 and 432.047 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.


    {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES IMMEDIATELY
                                    FOLLOWS}

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


POMEROY IT SOLUTIONS, INC.
(FORMERLY KNOWN AS, POMEROY COMPUTER RESOURCES, INC.,
AS SUCCESSOR BY MERGER WITH VAL TECH COMPUTER SYSTEMS, INC.)


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


POMEROY SELECT INTEGRATION SOLUTIONS, INC.


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


POMEROY SELECT ADVISORY SERVICES, LLC
(FORMERLY, PRIOR TO CONVERSION, POMEROY SELECT ADVISORY SERVICES, INC.)


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


POMEROY IT SOLUTIONS SALES COMPANY, INC.
(FORMERLY KNOWN AS, POMEROY COMPUTER RESOURCES SALES COMPANY, INC.,
AND AS SUCCESSOR BY MERGER WITH THELINC, LLC AND AS SUCCESSOR BY MERGER WITH MICROLOGIC BUSINESS SYSTEMS OF K.C., LLC)


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


POMEROY COMPUTER RESOURCES HOLDING COMPANY, INC.


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


        {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES CONTINUE}

POMEROY COMPUTER RESOURCES OPERATIONS, LLP


By: Pomeroy Computer Resources, Inc., its partner


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


PCR HOLDINGS, INC.
(FORMERLY KNOWN AS, TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC.)


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


PCR PROPERTIES, LLC
(FORMERLY, PRIOR TO CONVERSION, PCR PROPERTIES, INC.,
AND PRIOR TO SUCH CONVERSION, FORMERLY KNOWN AS, T.I.F.S. ADVISORY SERVICES,
INC.)


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


ALTERNATIVE RESOURCES CORPORATION
(AS SUCCESSOR BY MERGER WITH POMEROY ACQUISITION SUB, INC.)


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


ARC SERVICE, INC.


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


        {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES CONTINUE}

ARC STAFFING MANAGEMENT LLC


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


ARC SHARED SERVICES LLC


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


ARC TECHNOLOGY MANAGEMENT LLC


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


ARC SOLUTIONS, INC.


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


ARC  MIDHOLDING,  INC.


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


        {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES CONTINUE}

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, formerly known as Deutsche Financial Services Corporation, as Administrative Agent and a Lender


By:
       ---------------------------------
Name:   David Mintert
Title:  Vice President--Operations


FIFTH THIRD BANK, NORTHERN KENTUCKY, INC., AS A LENDER


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


NATIONAL CITY BANK, AS A LENDER


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


PNC BANK, N.A., AS A LENDER


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


UPS CAPITAL CORPORATION, AS A LENDER


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


BANK OF AMERICA, N.A., AS A LENDER


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


AMSOUTH BANK, AS A LENDER


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


                               {END OF SIGNATURES}

                                    EXHIBIT A
                                    ---------

                           DOCUMENTS AND REQUIREMENTS
                           --------------------------


1. Amendment No. 3 (with Waiver) to Amended and Restated Credit Facilities Agreement executed by Borrower and each of the Lenders.

2.   Payment  of  $100,000  (the  "Third  Amendment  Fee").

                                    EXHIBIT B
                                    ---------

                        SUPPLEMENTAL DISCLOSURE SCHEDULE
                        --------------------------------

                                      NONE


                                     B-1